UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Minerva Neurosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36517	26-0784194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Suite 286 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 600-7373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of matters submitted to a stockholder vote at the Annual Meeting of Stockholders of Minerva Neurosciences, Inc. (the “Company”) held on June 10, 2022 (the “2022 Annual Meeting”) are as follows:

Proposal 1: Election of Directors. Three nominees were elected to serve on the Company’s Board of Directors until the 2025 annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Jeryl Hilleman	16,008,494	2,310,672	9,333,070
Fouzia Laghrissi-Thode	16,009,937	2,309,229	9,333,070
Remy Luthringer	16,079,677	2,239,489	9,333,070

Proposal 2: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of Our Common Stock at a Ratio in the Range of 1-for-4 and 1-for-10, With Such Ratio to Be Determined in the Discretion of the Board of Directors. The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
25,861,685	1,650,482	140,069	0

Proposal 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
17,384,968	890,671	43,527	9,333,070

Proposal 4: Ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
27,056,551	551,688	43,997	0

Proposal 5: Authorization to Adjourn the Annual Meeting. The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
25,611,182	1,891,025	150,029	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Minerva Neurosciences, Inc.

Date: June 15, 2022	/s/ Frederick Ahlholm
Frederick Ahlholm
Chief Financial Officer